UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2002


                                SEACOR SMIT INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-12289                    13-3542736
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


            11200 RICHMOND, SUITE 400
                 HOUSTON, TEXAS                                   77082
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




NY2:\1155314\01\_RG201!.DOC\73293.0004

ITEM 5.    OTHER EVENTS.

           We own 4,831,401 shares of common stock of Chiles Offshore Inc., comprising approximately 23.8% of its outstanding common stock. On May 14, 2002, Chiles entered into a Merger Agreement pursuant to which Chiles is to be merged with and into a subsidiary of ENSCO International Incorporated. The Merger Agreement provides for each outstanding share of Chiles' common stock to be converted into the right to receive $5.25 in cash and 0.6575 share of ENSCO common stock upon the consummation of the Merger. The Merger is subject to customary conditions, including the adoption of the Merger Agreement by holders of two-thirds of the outstanding shares of Chiles' common stock and expiration of the applicable waiting period under the Hart-Scott-Rodino-Antitrust Improvements Act of 1976, as amended.

            In connection with the execution of the Merger Agreement, we entered into a Voting Agreement requiring us to vote in favor of adoption of the Merger Agreement and related transactions. In addition, so long as the Merger Agreement is in effect, we agreed not to solicit other acquisition proposals for Chiles, furnish information to potential acquirors or engage in negotiations or discussions with respect to any other acquisition proposal.

           Chiles (AMEX:COD), based in Houston, Texas, owns and operates a fleet of four ultra- premium jackup rigs with one additional ultra-premium jackup rig under construction. ENSCO (NYSE:ESV), headquartered in Dallas, Texas, provides contract drilling and marine transportation services to the international petroleum industry.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS.

            EXHIBIT NO.                       DESCRIPTION
            -----------                       -----------

               99.1 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and SEACOR SMIT Inc.








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SEACOR SMIT INC.

Date: May 15, 2002                         By: /s/ Randall Blank
                                               --------------------------------
                                               Name: Randall Blank
                                               Title: Executive Vice President,
                                                      Chief Financial
                                                      Officer and Secretary














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
                                  EXHIBIT INDEX


            EXHIBIT NO.                        DESCRIPTION
            -----------                        -----------

                99.1 Voting Agreement, dated May 14, 2002, between ENSCO International Incorporated and SEACOR SMIT Inc.













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